UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): March 6, 2015

Sanchez Production Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street, Suite 3000 Houston, TX (Address of principal executive offices)
77002
(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

Sanchez Production Partners LLC

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Long-Term Incentive Plan

In connection with the Conversion (described below), the Constellation Energy Partners LLC 2009 Omnibus Incentive Compensation Plan was amended and restated as the Sanchez Production Partners LP Long-Term Incentive Plan (the “Plan”), and the Constellation Energy Partners LLC Long-Term Incentive Plan was merged into the Plan. The Plan is available for awards to officers, employees, managers, directors and consultants who provide services to Sanchez Production Partners LP (the “Partnership”). The Plan provides for the grant of options, restricted units, unit grants, notional units, unit appreciation rights, performance awards and other unit-based awards. The number of common units of the Partnership that may be delivered under the Plan with respect to awards is 15% of the issued and outstanding common units of the Partnership, subject to certain adjustments. The Plan will be administered by the Board or a committee thereof. The Partnership will be responsible for the cost of awards granted under the Plan.

The foregoing description of the Plan is not complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Conversion, on March 6, 2015, Sanchez Production Partners LLC (“SPP LLC”) notified the NYSE MKT LLC (“NYSE MKT”) that upon consummation of the Conversion each issued and outstanding Class B common unit representing a limited liability company interest in SPP LLC (the “LLC Units”) would become the right to receive one common unit of the Partnership, and SPP LLC requested that the NYSE MKT (i) suspend trading in the LLC Units on the NYSE MKT under the ticker symbol “SPP” after the close of business on Friday, March 6, 2015, (ii) file with the Securities and Exchange Commission an application on Form 25 to report that the LLC Units are no longer listed on the NYSE MKT and (iii) commence trading of the Partnership’s common units on the NYSE MKT under the ticker symbol “SPP” as of the open of business on Monday, March 9, 2015.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent applicable, the disclosures set forth below in Item 5.01 regarding the LLC Agreement (as defined below) and in Item 5.03 regarding the Partnership Agreement (as defined below) are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

A change in control of the Partnership occurred on March 6, 2015 as a result of the Conversion and the issuance of the non-economic general partner interest in the Partnership to Sanchez Production Partners GP LLC (the “General Partner”), which is wholly-owned by SP Holdings, LLC (which is wholly-owned by SP Capital Holdings, LLC, whose owners are Antonio R. Sanchez, III, Eduardo A. Sanchez, Patricio D. Sanchez, Ana Lee Sanchez Jacobs and Antonio R. Sanchez, Jr. and co-managers are Antonio R. Sanchez, III and Eduardo A. Sanchez) (“SP Holdings”). Pursuant to the Partnership Agreement, the General Partner conducts, directs and manages all activities of the Partnership under the authority of its board of directors. Pursuant to the Limited Liability Company Agreement of the General Partner, dated March 2, 2015 (the “LLC Agreement”), SP Holdings appoints all of the members of the board of directors of the General Partner.

A copy of the LLC Agreement is filed as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated herein by reference. To the extent applicable, the disclosure set forth in Item 5.03 below regarding the Partnership Agreement is incorporated herein by reference.

In connection with the Conversion, each LLC Unit of SPP LLC, the predecessor registrant to the Partnership, was converted into one common unit of the Partnership, the Class A units of SPP LLC, all of which were held by Sanchez Energy Partners I, LP (“SEPI”), an affiliate of SP Holdings, were converted into common units of the Partnership in a number equal to 2% of the Partnership’s common units outstanding immediately after the Conversion (after taking into account the conversion of such Class A units), and the Class Z unit of SPP LLC, which was held by SEPI, was cancelled. As a result of the Conversion, SP Holdings holds 59,562 common units of the Partnership and SEPI holds 5,951,800 common units of the Partnership, representing 0.2% and 20.3% of the outstanding common units of the Partnership, respectively. In addition, SP Holdings was issued all of the Partnership’s incentive distribution rights. No consideration was paid by the General Partner, SP Holdings or SEPI in connection with the Conversion.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Certificate of Conversion and Certificate of Limited Partnership

On March 6, 2015, pursuant to a Certificate of Conversion and a Certificate of Limited Partnership, SPP LLC was converted from a limited liability company to a limited partnership named Sanchez Production Partners LP.

The full text of the Certificate of Conversion is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the full text of the Certificate of Limited Partnership of the Partnership is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Agreement of Limited Partnership of the Partnership

On March 6, 2015, in connection with consummating the Conversion, the General Partner, on behalf of itself as the general partner of the Partnership and on behalf of the limited partners of the Partnership, along with SP Holdings, as holder of the Partnership’s incentive distribution rights, entered into the Partnership Agreement. A description of the Partnership Agreement is contained in the proxy statement/prospectus filed by Sanchez Production Partners LLC (as predecessor by conversion to the Partnership) with the Securities and Exchange Commission on February 4, 2015 (the “Prospectus”) in the sections entitled “Provisions of the Partnership Agreement Relating to Cash Distributions” and “The Partnership Agreement” and is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On March 6, 2015, SPP LLC (predecessor by conversion to the Partnership) consummated a plan of conversion and converted from a limited liability company formed under the State of Delaware to the Partnership, a limited partnership formed under the State of Delaware. The Partnership issued a press release regarding the Conversion, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As a result of the Conversion, the Partnership is a successor registrant to SPP LLC pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Partnership is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder.

The Partnership is providing an update of its risk factors, as set forth on Exhibit 99.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

3.1	Certificate of Conversion of Sanchez Production Partners LLC (incorporated by reference to Exhibit 4.1 to Sanchez Production Partners LP’s Post-Effective Amendment No. 1 to Form S-4 (File No. 333-198440), filed on March 6, 2015)

3.2	Certificate of Limited Partnership of Sanchez Production Partners LP (incorporated by reference to Exhibit 4.2 to Sanchez Production Partners LP’s Post-Effective Amendment No. 1 to Form S-4 (File No. 333-198440), filed on March 6, 2015)

3.3	Agreement of Limited Partnership of Sanchez Production Partners LP (incorporated by reference to Exhibit 4.3 to Sanchez Production Partners LP’s Post-Effective Amendment No. 1 to Form S-4 (File No. 333-198440), filed on March 6, 2015)

3.4	Limited Liability Company Agreement of Sanchez Production Partners GP LLC (incorporated by reference to Exhibit 4.5 to Sanchez Production Partners LP’s Post-Effective Amendment No. 1 to Form S-4 (File No. 333-198440), filed on March 6, 2015)

10.1	Sanchez Production Partners LP Long-Term Incentive Plan (incorporated by reference to Exhibit 4.6 to Sanchez Production Partners LP’s Post-Effective Amendment No. 1 to Form S-4 (File No. 333-198440), filed on March 6, 2015)

99.1	Press Release dated March 6, 2015

99.2	Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ PRODUCTION PARTNERS LP

	By:	Sanchez Production Partners GP LLC, its general partner

Date: March 6, 2015	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer, Treasurer & Secretary

Exhibit Index

Exhibit No.	Exhibit

3.1	Certificate of Conversion of Sanchez Production Partners LLC (incorporated by reference to Exhibit 4.1 to Sanchez Production Partners LP’s Post-Effective Amendment No. 1 to Form S-4 (File No. 333-198440), filed on March 6, 2015)

3.2	Certificate of Limited Partnership of Sanchez Production Partners LP (incorporated by reference to Exhibit 4.2 to Sanchez Production Partners LP’s Post-Effective Amendment No. 1 to Form S-4 (File No. 333-198440), filed on March 6, 2015)

3.3	Agreement of Limited Partnership of Sanchez Production Partners LP (incorporated by reference to Exhibit 4.3 to Sanchez Production Partners LP’s Post-Effective Amendment No. 1 to Form S-4 (File No. 333-198440), filed on March 6, 2015)

3.4	Limited Liability Company Agreement of Sanchez Production Partners GP LLC (incorporated by reference to Exhibit 4.5 to Sanchez Production Partners LP’s Post-Effective Amendment No. 1 to Form S-4 (File No. 333-198440), filed on March 6, 2015)

10.1	Sanchez Production Partners LP Long-Term Incentive Plan (incorporated by reference to Exhibit 4.6 to Sanchez Production Partners LP’s Post-Effective Amendment No. 1 to Form S-4 (File No. 333-198440), filed on March 6, 2015)

99.1	Press Release dated March 6, 2015

99.2	Risk Factors